UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

Stamps.com Inc.
(Exact name of registrant as specified in charter)

Delaware	000-26427	77-0454966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 E. Grand Avenue, El Segundo, CA	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STMP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Litigation Related to the Merger

On August 30, 2021, Stamps.com Inc. (“Stamps.com” or the “Company”) filed a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) in connection with the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) dated as of July 8, 2021, by and among Stamps.com, Stream Parent, LLC, a   Delaware limited liability company (“Parent”), and Stream Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  Parent and Merger Sub are entities that are affiliated with Thoma Bravo, L.P., a private equity investment firm. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Stamps.com and the separate corporate existence of Merger Sub will cease, with Stamps.com continuing as the surviving corporation (the “Merger”) and a wholly owned subsidiary of Parent.  The special meeting of Stamps.com stockholders (the “Special Meeting”) will be held virtually on September 30, 2021, at 9:00 a.m. Pacific Daylight Time, to act on the proposal to adopt the Merger Agreement, as disclosed in the Proxy Statement.

Between August 23 and September 15, 2021, eight lawsuits were filed against Stamps.com and its directors: Stein v. Stamps.com Inc. et al., 1:21-cv-7108 in the United States District Court for the Southern District of New York; Hejazi v. Stamps.com Inc. et al., 1:21-cv-07227 in the United States District Court for the Southern District of New York; Ciccotelli v. Stamps.com Inc. et al., 1:21-cv-07246 in the United States District Court for the Southern District of New York;   Hackbarth v. Stamps.com Inc., et al., 1:21-cv-04900 in the United States District Court for the Eastern District of New York; Plumley v. Stamps.com Inc., et al., 1:21-cv-01294  in the United States District Court for the District of Delaware; Sabatini v. Stamps.com Inc., et al., 2:21-cv-07341 in the United States District Court for the Central  District of California; Rosenblatt v. Stamps.com Inc., et al., 1:21-cv-07689  in the United States District Court for the Southern District of New York; and Whitfield v. Stamps.com Inc., et al., 2:21-cv-04094  in the United States District Court for the Eastern District of Pennsylvania.

The complaints each allege that the Preliminary Proxy Statement filed on August 19, 2021 and/or the Proxy Statement filed on August 30, 2021 omitted material information that rendered them false and misleading. As a result of the alleged omissions, the lawsuits seek to hold Stamps.com and its directors liable for violating Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, and additionally seeks to hold Stamps.com’s directors liable as control persons pursuant to Section 20(a) of the Exchange Act.  Each complaint seeks, among other relief, an injunction preventing the closing of the merger, rescission of the merger agreement or any of its terms to the extent already implemented or awarding of rescissory damages, damages, and an award of attorneys’ and experts’ fees.

Stamps.com believes that the lawsuits are without merit and that no supplemental disclosures are required under applicable law.  However, in order to avoid nuisance, potential expense and delay from the lawsuits and to provide additional information to the stockholders of Stamps.com and without admitting any liability or wrongdoing, Stamps.com has determined to voluntarily supplement the Proxy Statement with the disclosures set forth herein. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Stamps.com specifically takes the position that no further disclosure of any kind is required to supplement the Proxy Statement under applicable law.

Supplement to Proxy Statement

The following supplemental disclosures should be reviewed in conjunction with the disclosures in the Proxy Statement, which should be carefully read in its entirety. To the extent information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Any defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The below supplemental disclosure replaces the first full paragraph on page 26 of the Proxy under the heading “Background of the Merger”:

On April 29, 2021, following the meeting of the Board of Directors, Stamps.com and Sponsor A entered into a non-disclosure agreement. The non-disclosure agreement contained standstill provisions but did not contain a prohibition on Sponsor A requesting a waiver of the standstill provisions, and expressly permitted Sponsor A to confidentially communicate to the Board of Directors, senior management of Stamps.com or its external financial advisors any non-public proposals regarding a potential transaction in a manner not reasonably expected to require public disclosure. The standstill provisions of the agreement also automatically terminated upon execution of the Merger Agreement.

The below supplemental disclosure replaces the fifth full paragraph on page 28 of the Proxy under the heading “Background of the Merger”:

On May 18, 2021, at the direction of Stamps.com, J.P. Morgan contacted Thoma Bravo regarding signing a non-disclosure agreement and providing Thoma Bravo’s access to due diligence information. That same day, at the direction of Stamps.com, J.P. Morgan provided Thoma Bravo with a non-disclosure agreement, which was executed on May 20, 2021. The non-disclosure agreement contained standstill provisions but did not contain a prohibition on Thoma Bravo requesting a waiver of the standstill provisions, and expressly permitted Thoma Bravo to confidentially communicate to the Board of Directors, senior management of Stamps.com or external financial advisors any non-public proposals regarding a potential transaction in a manner not reasonably expected to require public disclosure. The standstill provisions of the agreement also automatically terminated upon execution of the Merger Agreement.

The below supplemental disclosure follows the fourth sentence of the third full paragraph on page 31 of the Proxy under the heading “Background of the Merger”:

None of the three confidentiality agreements contained a standstill provision unless Stamps.com publicly announced termination of the Merger Agreement.  In such circumstances, these agreements contained a standstill provision but did not contain a prohibition on any of the three parties requesting a waiver of the standstill provision, and expressly permitted each of the three parties to confidentially communicate to the Board of Directors, senior management of Stamps.com or external financial advisors any non-public proposals regarding a potential transaction in a manner not reasonably expected to require public disclosure.  In addition, the three agreements also contained a provision indicating that the standstill provision, which as noted applied only if Stamps.com publicly announced termination of the Merger Agreement, automatically terminated upon certain events related to a change in control transaction involving the Stamps.com.

The below supplemental disclosure replaces the disclosure on pages 38-39 of the Proxy under the heading “Discounted Cash Flow Analysis”:

Discounted Cash Flow Analysis. J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining the implied fully diluted equity value per share for the common stock. J.P. Morgan calculated the unlevered free cash flows that Stamps.com is expected to generate from Q2 2021 to 2026 based upon financial projections prepared by the management of Stamps.com through the years ended 2026. J.P. Morgan also calculated a range of terminal asset values of Stamps.com at the end of the six-year period ending in 2026 by applying a perpetual growth rate ranging from 2.5% to 3.5%, which J.P. Morgan selected based on its professional judgment and expertise, of the unlevered free cash flow of Stamps.com during the terminal year. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 9% to 10%, which were chosen by J.P. Morgan based upon its professional judgment and expertise, and based upon an analysis of the weighted average cost of capital of Stamps.com, taking into account macro-economic assumptions, estimates of risk, Stamps.com’s capital structure and other appropriate factors.  The present value of the unlevered free cash flows and the range of terminal asset values were then adjusted by adding Stamps.com’s net cash balance of approximately $550 million as of June 30, 2021. Based on the results of this analysis, J.P. Morgan arrived at a range of equity values of between $225.00 and $287.25 per share of the common stock on a stand-alone basis (i.e., without synergies).

The below supplemental disclosure replaces the first full paragraph on page 40 of the Proxy under the heading “Miscellaneous”:

During the two years preceding the date of J.P. Morgan’s opinion, neither J.P. Morgan nor its affiliates had any material financial advisory or other material commercial or investment banking relationships with Parent. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Stamps.com for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and joint bookrunner on Stamps.com’s revolving credit facility in June 2020. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with certain affiliates of Thoma Bravo, LLC, an affiliate of Parent (“Thoma Bravo”) for which J.P. Morgan and such affiliates have received customary compensation.  In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of certain affiliates of Thoma Bravo, for which it receives customary compensation or other financial benefits. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of Stamps.com. During the two-year period preceding delivery of J.P. Morgan’s opinion, the aggregate fees recognized by J.P. Morgan from Stamps.com were approximately $140,000 and from Thoma Bravo and certain of Thoma Bravo’s affiliates were approximately $96 million. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Stamps.com for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.

The below supplemental disclosure follows the second sentence of the first paragraph under the heading “Management Projections” on page 40 of the Proxy:

The Company does not prepare long-term projections like the Management Projections in the ordinary course of its business and the Management Projections were prepared for the Board of Directors in connection with the process described above under the heading “Background of the Merger.”

Additional Information and Where to Find It

In connection with the proposed transaction between Stamps.com Inc. (“Stamps.com”)  and Thoma Bravo, L.P. (“Thoma Bravo”), Stamps.com has filed with the Securities and Exchange Commission (“SEC”) and sent to Stamps.com stockholders a definitive proxy statement (the “Proxy Statement”). Stamps.com may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Stamps.com may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Stamps.com through the website maintained by the SEC at www.sec.gov, Stamps.com’s investor relations website at https://investor.stamps.com or by contacting the Stamps.com’s investor relations department.

Participants in the Solicitation

Stamps.com and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.

Information regarding Stamps.com’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Stamps.com’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 30, 2021 and in the Proxy Statement. Stamps.com stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Stamps.com’s directors and executive officers in the transaction, which may be different than those of Stamps.com stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above

Cautionary Statements Regarding Forward-Looking Information

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts, and may relate to future events or the Company’s anticipated results, business strategies or capital requirements, among other things, all of which involve risks and uncertainties. You can identify many (but not all) such forward-looking statements by looking for words such as “assumes,” “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “seeks,” “intends,” “plans,” “could,” “would,” “may” or other similar expressions. Important factors which could cause actual results to differ materially from those in the forward-looking statements, include , but are not limited to, risks related to the ability of the Company to consummate the proposed transaction with Thoma Bravo on a timely basis or at all, including: the satisfaction of the conditions precedent to consummation of the proposed transaction; the Company’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; the risk of disruption from the transaction making it more difficult to maintain business and operational relationships; the risk of negative side effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; and competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes and increased competition. Matters described in forward-looking statements may also be affected by other known and unknown risks, trends, uncertainties and factors, many of which are beyond the Company’s ability to control or predict.

Further information on these and other risk and uncertainties relating to the Company can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time and which are available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of the Company’s website at https://investor.stamps.com/.

The forward-looking statements included in this report are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2021

/s/ Ken McBride
Ken McBride
Chief Executive Officer